SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Advantage Income Realty Fund, Inc.

Cohen & Steers Closed-End Opportunity Fund, Inc.

Cohen & Steers Dividend Majors Fund, Inc.

Cohen & Steers Global Income Builder, Inc.

Cohen & Steers Premium Income Realty Fund, Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers REIT and Utility Income Fund, Inc.

Cohen & Steers Select Utility Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

Cohen & Steers Worldwide Realty Income Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COHEN & STEERS	Stockholder Meeting to be held on 04/30/09
** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials	Proxy Materials Available • Proxy Statement

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the

more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 04/20/09.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11717	HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATE RIALS
	1) BY INTERNET	- www.proxyvote.com
	2) BY TELEPHONE	- 1-800-579-1639
	3) BY E-MAIL*	- sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side For Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date: Meeting Time: For holders as of:	04/30/09 10:00 A.M. 03/05/09

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Meeting Location:
Cohen & Steers Capital Management, Inc. 280 Park Avenue, 20th Floor, West Building New York, New York 10017

Meeting Directions:		Vote By Internet
For Meeting Directions, Please Call: 800-330-7348

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote FOR the election of all the nominees for Director.

1.	Election of Directors. NOMINEES:
	1.1	George Grossman
	1.2	Robert H. Steers
	1.3	C. Edward Ward, Jr.

2.	To transact such other business as may properly come before the meeting.